UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 14, 2007
Burlington Coat Factory Investments Holdings, Inc. (Exact Name of Registrant As Specified In Charter)
Delaware (State or Other Jurisdiction of Incorporation)	333-137917 (Commission File Number)	20-4663833 (IRS Employer Identification No.)
1830 Route 130 North Burlington, New Jersey 08016 (Address of Principal Executive Offices, including Zip Code)
(609) 387-7800 (Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.	Other Events

Item 9.01.	Exhibits

SIGNATURE

Item 8.01.	Other Events

On February 14, 2007, Burlington Coat Factory Warehouse Corporation issued a press release announcing the extension of the exchange offer period for its 11 ⅛% Senior Notes due 2014 until February 16, 2007 at 5:00 p.m., New York City time.  A copy of the press release is provided as Exhibit 99.1 to this Current Report.

Item 9.01.	Exhibits

(d)	Exhibits

99.1	Press Release of Burlington Coat Factory Warehouse Corporation dated February 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Burlington, New Jersey on February 14, 2007.

      Burlington Coat Factory Investments Holdings, Inc.
                                                       (Registrant)

   By: /S/: ROBERT L. LAPENTA, JR.
                   Robert L. LaPenta, Jr.
 Vice President and Chief Accounting Officer
 (Principal Financial and Accounting Officer)

EXHIBIT INDEX

99.1	Press Release of Burlington Coat Factory Warehouse Corporation dated February 14, 2007.